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                                                                Exhibit 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 30, 1999 included in Thermatrix Inc.'s Form 10K/A for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.


                                                         ARTHUR ANDERSEN LLP

San Jose, California
September 29, 1999